Catasys®

Corporate Presentation

January 2016

Safe Harbor

Forward-Looking Statements

Except for statements of historical fact, the matters presented in this presentation are forward-looking and made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect numerous assumptions and involve a variety of risks and uncertainties, many of which are beyond our control that may cause actual results to differ materially from stated expectations. These risk factors include, among others, changes in regulations or issuance of new regulations or interpretations, limited operating history, our inability to execute our business plan, increase our revenue and achieve profitability, lower than anticipated eligible members under our contracts, our inability to recognize revenue, lack of outcomes and statistically significant formal research studies, difficulty enrolling new and maintain existing members in our programs, the risk that treatment programs might not be effective, difficulty in developing, exploiting and protecting proprietary technologies, intense competition and substantial regulation in the health care industry, the risks associated with the adequacy of our existing cash resources and our ability to continue as a going concern, our ability to raise additional capital when needed and our liquidity. You are urged to consider statements that include the words "may," "will," "would," "could," "should," "believes," "estimates," "projects," "potential," "expects," "plan," "anticipates," "intends," "continues," "forecast," "designed," "goal," or the negative of those words other comparable words to be uncertain and forward-looking. For a further list and description of the risks and uncertainties we face, please refer to our Securities and Exchange Commission filings which are available on its website at http://www.sec.gov. Such forward-looking statements are current only as of the date they are made, and we assume no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Business Overview

- Catasys, Inc. provides proprietary big data based analytics and predictive modeling driven behavioral health management services for health plans
- Seeks to improve member health and, at the same time, lower costs to the insurer through the 52-week outpatient program, On*Trak*™

At a Glance (As of 1/15/2016)	
Ticker	CATS
Exchange	OTCBB
Headquarters	Los Angeles, CA
Stock Price	$0.37
52 Week Range	$0.29 - $2.41
Shares Outstanding	55.01 Million
Estimated Shares in the Public Float	6.13 Million
Market Capitalization	$20.35 Million
Fiscal Year End	December 31

Catasys®

Current Clients

aetna

Humana

CENTENE Corporation

COVENTRY Health Care

Advantra from Coventry Health Care

network health

Health Alliance

mhs health wisconsin

Reliant Medical Group Atrius Health

fallonhealth

Contracts covering ~**5 MILLION** Commercial Equivalent Lives

Notes: Covered lives represents total population covered by contracts from which eligible members are determined. Some contracts are in implementation and not currently enrolling members. Medicare Advantage lives calculated as commercial equivalent lives based on number of eligible members. Lives may change on a monthly basis due to member utilization, impactable cost calculations, and health plan customer or coverage changes.

Addressing a Costly Problem

Health Insurance Providers

- Healthcare-spending trajectory has leveled off but is not decreasing
  - Expected spending growth rate in 2016 is 6.5% vs. 6.8% in 2015
- Medical inflation still outpaces general economic inflation
  - Healthcare spending is now at 17.4% of GDP and expected to increase



Year-over-year growth in national health expenditures adjusted for inflation and % of total GDP
12%
9%
6%
3%
0%
% NHE growth
20%
15%
10%
5%
0%
NHE as a % of GDP
NHE as a % of GDP
17.4%
5.8%
5.2%
2.1%
% NHE Growth
Trend (% NHE growth)
1961
1965
1970
1975
1980
1985
1990
1995
2000
2005
2010
2013

Source: National Health Expenditures data, Consumer Price Index data from Bureau of Labor Statistics, and PwC Health Research Institute analysis[3]

- Insurers are under pressure to find cost-effective ways to lower health spending
- Members with behavioral health disorders average higher healthcare costs for covering health insurance providers

Source: PricewaterhouseCoopers. (June 2015). *Medical Cost Trend: Behind the Numbers 2016.*

Catasys®

Behavioral Health (BH) Disorders

- Approx. 20 million (~8.5%) adults in the U.S. met criteria for a substance use disorder (i.e., illicit drug or alcohol dependence or abuse)

- Anxiety disorders are the most common mental illness in the U.S., affecting 18.1% of adults, or approx. 43 million people age 18 and older. People with anxiety disorders are:
  - 3 to 5 times more likely to go to the doctor
  - 6 times more likely to be hospitalized for psychiatric disorders

- In 2013, an estimated 15.7 million U.S. adults aged 18 or older, or 6.7% of all U.S. adults, had at least one major depressive episode in the past year

Source: National Survey on Drug Use and Health, September 4, 2014: Substance Use and Mental Health Estimates from the 2013 National Survey on Drug Use and Health: Overview of Findings
National Institute of Mental Health (NIMH): Any Anxiety Disorder Among Adults - https://www.nimh.nih.gov/health/statistics/prevalence/any-anxiety-disorder-among-adults.shtml, January 2016.
National Institute of Mental Health (NIMH): Major Depression Among Adults - http://www.nimh.nih.gov/health/statistics/prevalence/major-depression-among-adults.shtml , January 2016.

BH Disorders & High Readmission

- Among the privately insured, mood disorders were the second leading cause for hospital readmissions
- Patients with substance abuse and mental health disorders are less likely to comply with treatment recommendations
  - 3x more likely to have repeated hospital admissions
- Mental health or substance abuse disorders were ranked 4 of top 10 reasons leading to higher 30 day readmission rates for Medicaid patients
- Catasys focuses on specific behavioral health disorders:
  - Substance dependence (alcohol and drugs)
  - Anxiety disorders
  - Depression

Source: OpenMinds, *Psychiatric 30-Day Readmission Rates Were 9% For Mood Disorders; 15% For Schizophrenia*, June 14, 2015
Kevin C. Heslin, Ph.D. and Audrey J. Weiss, Ph.D., *Hospital Readmissions Involving Psychiatric Disorders, 2012*, May 2015

Costs of Untreated BH Disorders

- High cost substance dependent (SD) members cost commercial health plans ~8x more than other members with the same medical conditions but no SD
  - BH conditions exacerbate coexisting medical conditions, resulting in hospitalizations
  - Average annual claims of $27,500 (High SD) vs. $3,250 (No SD)

- Approximately 1 in 5 U.S. adults experiences a BH disorder in a given year
  - Less than half of these adults seek treatment

- Even when diagnosed, often do not receive treatment
  - Approximately only 1/3 of those suffering from anxiety disorders receive treatment
  - 73% of high cost SD members have no claims for BH treatment in the last year
    - Character traits such as hidden, passive, care avoidant and do not self-identify
    - Do not seek or engage in BH care

Source: Catasys data and analysis
National Alliance on Mental Illness (NAMI), Mental Health By the Numbers - https://www.nami.org/Learn-More/Mental-Health-By-the-Numbers, January 2016.

Catasys®

Unique Capabilities: *Identifying & Enrolling*

Model for a Better Solution

- Contract with health insurance providers (Aetna, Humana, Centene, etc.) to provide targeted behavioral health management services to high cost members
  - Receives monthly, fee-for-service or upfront fees from health plans for enrolled members

- Catasys finds, engages and treats hidden, passive, care avoidant, high cost members
  - **Finds:** through analytics and predictive modeling, Catasys finds the right members driving current/future medical spend
  - **Engages:** using unique, sustained outreach and enrollment tactics, Catasys places members directly into On*Trak*
  - **Treats:** Catasys provides evidence based, 52 week outpatient treatment program, On*Trak*

- Validated Outcomes:
  - Pre-post, matched pair, retrospective cohort matched
  - Health plans are expanding geographically and/or by product

Catasys®

Knowing Who to Engage

- Using **BIG DATA…**
  - Receive medical claims data from contracted health insurance companies
  - Catasys uses predictive analytics and models to identify which members have coexisting behavioral and medical conditions to engage:
    - Solution initially focused on SD members
    - Data mining techniques and analytics are used to identify which members are likely to have significant impactable costs
    - 73% of Catasys identified members do not have any behavioral health treatment claims in the last year - clear need for appropriate care
    - Eligible members average $30,000 annual claims expense



Source: Catasys data and analysis

Catasys®

Outreach & Enrollment

- Members struggling with behavioral disorders are typically difficult to engage
- Catasys' outreach program successfully convinces high cost members to enroll in the On*Trak* program
- "*Readiness to change*" is a critical factor in seeking treatment; On*Trak* uses multiple outreach tactics to increase engagement and ensure they are present when the member is "ready to change"
- Outreach tactics:

1. Use multiple modalities for outreach such as phone and mail outreach
2. Use motivating communication that is patient research driven
   - Utilize direct knowledge of trigger points
   - Research with SD individuals to understand behaviors, motivators and fears
3. Build relationship and establish trust with Care Coach
   - Consistency of Care Coach or outreach specialist serves as point of contact over the outreach campaign, to facilitate comfort with enrollment

Catasys®

A Healthy Unique Solution

OnTrak™


52 Weeks
Engagement Until Enrolled
Medical & Pharmacological
Community Based Programs
Care Coaching
Psychosocial Treatments

Medical & Pharmacological (as appropriate)

- Medical evaluation and assessment
- Pharmacological intervention
- MD involvement

Psychosocial

- Proprietary *OnTrak* manualized psychosocial treatment program
- Developed in coordination with leading experts in SD, anxiety and depression
- Focused on Cognitive Behavioral and Motivational Enhancement Therapy

Care Coaching

- Personal Care Coach
- 52 weeks continuous support and coaching
- Helps assess, manage and support members' recovery

Integrated Approach

- The On*Trak* solution is a fully integrated approach that includes:
  - Predictive analytics to understand the right members to engage
  - Ongoing outreach and engagement
  - 52 week outpatient program
  - Care coach support
  - Integrated medical and psychosocial treatment
  - Member electronic clinical record
  - Evidence based treatment protocols
  - Provider training and ongoing evaluations
  - Development of select provider networks
  - High intensity



Catasys®

On*Trak* Results

- On*Trak* is designed to improve patient health for individuals with behavioral health conditions that exacerbate co-existing medical conditions, while lowering costs to the insurer.
- Approx. a 50% reduction in healthcare costs for enrolled members (Reductions in hospital days, ambulance usage, emergency room visits and more)
  - April 2015, Humana reported results of a retrospective evaluation of On*Trak* program in a poster at the American Society of Addiction Medicine
  - March 2015, published the results of a 'Matched Pairs' test demonstrating the effectiveness of the On*Trak* program.

Pre-Post Data: 2013 - 2014 ($PMPY)

	Pre	Post	% Change
Participants	$2,143	$1,151	*- 46%*
Eligible Non-Participants	$1,798	$2,052	*14%*
Difference			*-60%*

Source: Catasys and Humana data and analysis

Catasys®

Humana & Catasys Poster

- April 2015, Humana and Catasys reported the results of a retrospective evaluation of the effectiveness of the On*Trak* program in a poster at the American Society of Addiction Medicine.
- OBJECTIVE:
  - Compare changes in ER visits and inpatient hospitalizations for participants in the substance abuse treatment (SAT) group
  - Compare changes in total cost of care among participants in SAT group versus eligible individuals who did not participate (control)
- RESULTS:
  - 16% fewer ER visits
  - 67% fewer inpatient hospitalizations
  - 46% reduction in health care costs compared to a 14% increase in costs for the control group

Figure 2. PMPM Costs Pre and Post Treatment for Program Participants and Non Participants



$2,500
$2,000
$1,500
$1,000
$500
$0
Mean allowed claims PMPM
$2,143
$1,151
46%
$1,798
$2,052
14%
Participants
Eligible Non-participants
Pre
Post

PMPM costs were reduced by nearly half among participants

Business Model

Revenue Model

- Revenue based on 1 million Commercial Equivalent Lives (CELs)

	Commercial	Medicare
Incidence of SD (1.9% / 2.6%)	19,000	26,000
Eligible (.450% / 1.12%)	4,500	11,200
Assumed 20% enrollment in program	900	2,240
Revenue per enrolled member at 80% retention	$6,800	$7,440
Revenue per million covered members	$6,120,000	$16,666,000

(1) All amounts are estimates and are calculated on adult lives (age 18+). Retention rates reflect the number of members who remain eligible for the program that stay enrolled.
Source: Ingenix Consulting database, 20MM commercial plan lives 2005-2006 and Catasys Analysis.

Catasys®

Scaling Operations

- Approx. 12 to 15 months to sign contract and reach full enrollment
- One Medicare Advantage covered life is generally equivalent to 2.5 covered commercial equivalent lives otherwise referred to as CELs
- Total of approx. 5 million CELs covered by contracts for our On*Trak* solution
- Move toward profitability

Commercial Equivalent Lives Covered[1]	~5,000,000
Approx. Breakeven Coverage[2]	1,500,000
Sales Pipeline[3]	10,100,000
Contract Discussion/Data Analysis[4]	3,900,000
Approximate Managed Care Lives in US	196,000,000

1 Medicare Advantage lives calculated as commercial equivalent lives based on number of HUSD or HUA members.
2 Represents the approximate number of covered lives covered by contracts that Catasys will need in order to break even on a cash flow basis. Assumes standard pricing of $8,500 in annual fees per enrollee and some accelerated payment terms and achieving full enrollment of 20%. Actual number may very significantly based on actual eligible lives, within the covered lives, actual pricing, customer and payment mix and actual enrollment rates.
3 Represents the approximate number of covered lives for enrollment with Catasys at potential clients with whom Catasys has at least made initial contact as of December 2015, and where the clients have expressed interest and Catasys is involved in follow up discussions.
4 Represents the approximate number of covered lives for enrollment with Catasys at potential clients with whom Catasys has moved forward from the initial contact phase and into the contract discussion/data analysis phase as of December 2015. There is no assurance that Catasys will enter into such contract or the timing of such contract if it should occur.

Catasys®

Expansion

- On*Trak* program is currently in Florida, Illinois, Kansas, Kentucky, Louisiana, Massachusetts, Missouri, New Jersey, Oklahoma, Pennsylvania, West Virginia and Wisconsin.
- Initial focus on high cost SD populations for health plans, expanding into other BH conditions such as anxiety disorders and depression



- Catasys' recent expansion announcements:
  - Commercial, Medicare and Medicaid members in Illinois with HAMP (September 2015)
  - National agreement with Humana (November 2015)
  - Commercial and Medicare members in Missouri with Aetna (December 2015)
  - Commercial members in Pennsylvania with Aetna (December 2015)

Catasys®

Competition

- NO direct competition
- Behavioral health treatment is currently managed by behavioral health organizations and are generally under fixed fee contracts
  - Many high cost members with coexisting behavioral and medical conditions do not seek or receive behavioral health treatment (passive)
  - Focus on behavioral health utilization rather than total patient cost
  - Focus on accessibility rather than consistency of treatment approaches

Growth Opportunity

Growth Strategy

- **Year-over-Year Growth (%)**
  - 178% year to date increase in CELs under contract to approximately 5 million covered CELs
  - 230% increased enrollment for the three month period ended September 30, 2015
  - 128% increased enrollment for the nine month period ended September 30, 2015
  - 81% increased enrollment in 2014 compared to 2013
- **Expanding coverage for existing large customers from initial launch**
  - Humana - national agreement and additional line of business
  - Aetna/Coventry - additional state and line of business
  - Centene - additional line of business
  - Other customers in expansion discussions



Catasys®

Company Overview

Catasys®

Management Team

TERREN PEIZER, Chairman, Founder & Chief Executive Officer

- Founder of several health care and life science companies
- Extensive background in venture capital, investing, mergers and acquisitions, corporate finance
- Held senior executive positions with investment banking firms Goldman Sachs, First Boston and Drexel Burnham Lambert
- Chairman of Crede Capital Group, LLC, an industry leading Micro-Cap investment company
- Founder and Chairman of NeurMedix, Inc.

RICHARD ANDERSON, President & Chief Operating Officer

- One of main primary architects of the Catasys program, managing strategic development and day-to-day operations
- Over 15 years of healthcare experience and background in management, finance and mergers & acquisitions
- Served as Director and Founding Member of Catasys since July 2003 and an officer since April 2005
- Previously a Director and Founding member of PriceWaterhouseCoopers LLP's, Los Angeles office transaction support group

OMAR MANEJWALA, M.D., SVP & Chief Medical Officer

- Responsible for overseeing clinical affairs and leading new product development efforts at Catasys
- Psychiatrist and a Distinguished Fellow of the American Psychiatric Association
- Diplomate of the American Board of Addiction Medicine
- Extensive addiction experience and a passion for integrated treatment approaches
- Previously served as a Medical Director at Hazelden and associate medical director at the Farley Center and the executive chief resident in Psychiatry at Duke University Medical Center

SUSAN ETZEL, Chief Financial Officer

- Responsible for financial planning, reporting and risk management
- Over 15 years of increasing financial responsibility in both public and private companies
- Previously a Senior Auditor at Arthur Andersen LLP

W. GREGORY MCLANE, Chief Marketing and Strategy Officer

- Responsible for the overall marketing efforts for Catasys
- Led marketing activities for Magellan Health Services
- Founded Optimized Benefits, Inc., a health benefits company that replaced the one-size-fits-all HMO, PPO and CDHP plans with "Life Stage" plans
- Led strategy development and product development for CIGNA and ran consumer products businesses for Procter & Gamble, Campbell Soup and Nabisco

Investment Highlights

- Experienced management team, combined 50+ years in healthcare
- Predictive analytics model utilizes proprietary analytics to help identify the members who are impactable with our solution
- Successful results in reducing total healthcare costs by >50%
- Proven growth
- Expansion opportunities: other high cost under-managed populations with behavioral health diagnosis including SD, depression and anxiety disorders
- No direct competitors
- Scalable business
- Substantial pipeline with growth potential



Catasys®


The OnTrak™ program:
Better health. Lower costs.

For more information, please contact:

Corporate Contact:
11601 Wilshire Blvd., Suite 1100
Los Angeles, CA 90025
310-444-4300

Investor Contact:
Garth Russell / Allison Soss
KCSA Strategic Communications
grussell@kcsa.com / asoss@kcsa.com
212-896-1250 / 212-896-1267

Catasys®